Baywood International Inc.
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                                                                A Public Company



                                                 CONFIDENTIAL


22 April 1996





Ms. Linda Lee
23/F., Block E-L, Superluck Industrial Centre (Phase 2)
57 Sha Tsui Road, Tsuen Wan
Hong Kong



Dear Ms. Lee,

In the event that Baywood International, Inc. Cannot repay the USD800,000 according to the terms of the agreement, Harvey Turner and Johnny Shannon personally guarantee repayment.

Thank you for accepting your appointment to Baywood's Board of Directors.


Sincerely,

/s/ Harvey Turner
---------------------------
Harvey Turner



/s/ Johnny Shannon
---------------------------
Johnny Shannon
Vice-Chairman

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14950 N. 83rd Place, Suite 1                                       P.O. Box 5543
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